United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21606
(Investment Company Act File Number)

Tilson Investment Trust
(Exact Name of Registrant as Specified in Charter)

767 5th Ave., 18th Fl., New York, NY  10153
(Address of Principal Executive Offices)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  November 1, 2010 – October 31, 2011

Item 1.  Reports to Stockholders.

TABLE OF CONTENTS

Tilson Dividend Fund
Shareholder Letter	2
Performance Update	6
Disclosure of Fund Expenses	7
Schedule of Investments	8

Tilson Focus Fund
Shareholder Letter	12
Performance Update	19
Disclosure of Fund Expenses	20
Schedule of Investments	21

Statements of Assets and Liabilities	25

Statements of Operations	26

Statements of Changes in Net Assets	27

Financial Highlights
Tilson Dividend Fund	28
Tilson Focus Fund	29

Notes to Financial Statements	30

Report of Independent Registered
Public Accounting Firm	39

Additional Information	40

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forwardlooking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.

Tilson Dividend Fund	Shareholder Letter

October 31, 2011

[This section is written by Zeke Ashton, manager of the Tilson Dividend Fund.]

Dear Tilson Dividend Fund investors:

The Tilson Dividend Fund produced a gain of 2.93% for the year ending October 31, 2011. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 12.94% for the same period, while the S&P500 returned 8.09%.  For the trailing 5-year period ending October 31, 2011, the Tilson Dividend Fund has produced an annualized return of 6.39% versus the primary benchmark’s return of -0.67% annualized over the same period. On a cumulative basis since inception, the Tilson Dividend Fund has produced a 71.84% return versus a 20.91% return for the Standard & Poor’s 500 (“S&P 500”) and a 16.5% return for the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Dividend Fund returned an annualized 8.51% return versus a 2.33% annualized return over the same period for its benchmark.

(For the Fund’s most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.)

Performance as of October 31, 2011
Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Tilson Dividend Fund	2.93%	6.39%	8.51%
Dow Jones U.S. Select Dividend Total Return Index	12.94%	-0.67%	2.33%

Performance shown is for the period ended October 31, 2011.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Tilson Dividend Fund	1.95%	2.78%

**
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2012. Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

***	Gross expense ratio is from the Funds' prospectus dated February 28, 2011.

Strategy Review
Given that we have many new investors in our Fund this year, we would like to take this opportunity to welcome you and to review the investing strategy that we employ in managing the Fund.  From a philosophical standpoint, it is important to understand that we are value investors and this perspective greatly influences the composition of the portfolio. While value investing can be practiced in any number of different ways, in our view there are two critical elements required of all value-oriented strategies.

The first requirement for any value-oriented approach is a reliable and consistent methodology for valuing businesses, and the discipline to purchase securities when they are available for sale at large discounts to a conservatively calculated fair value. Value investing also requires the discipline to sell securities when the market is offering a full price. In short, value investing usually requires the practitioner to both buy and sell stocks at the most psychologically demanding times – buying in times of fear and uncertainty, and then selling at times of optimism or exuberance.

The second requirement of value investing is that there be an effort to only buy securities when there appears to be what value investing pioneer Benjamin Graham called a “margin of safety” in the price that serves to protect the investor against significant and permanent capital losses from which it is difficult to recover. Because investing is always based on an unknowable future, in practical terms this means making every effort to be conservative in one’s

2	www.tilsonmutualfunds.com

Tilson Dividend Fund	Shareholder Letter

October 31, 2011

assumptions and avoiding high-risk ideas such that when bad outcomes occur, the losses are manageable such that they can be recovered over a reasonable time horizon. In other words, one of the key benefits of following a value investing philosophy is that it should always “keep us in the game.”  And as any experienced investor will tell you, you have to be in the game to win.  Therefore, value investors strive to own securities that offer the prospects of satisfactory return without excessive risk, and to structure a portfolio that is capable of surviving through real-world stress tests such as the terrible market decline of 2008 / 2009.

Three Sources of Value
The Tilson Dividend Fund strategy is designed to be a solid and steady approach to accumulating value through three primary sources: 1) the capital gains associated with the potential rise in value of our portfolio holdings over time, 2) the dividend income paid out to us by our portfolio companies, and 3) the option premiums we receive from selling out call options against a portion of our holdings when we can do so on attractive terms (Please see the Fund prospectus for a full discussion on the risks and investment merits of writing covered call options).

Being that we’re an income-oriented fund, it may be informative to consider our holdings from the perspective of their income potential.  When we say “income,” we mean more than just dividends.  While dividends are clearly important to our Fund’s strategy, it’s not our only source of income or potential returns. We also generate cash by writing covered calls, which essentially allow us to sell a stock’s appreciation potential above a certain price and within a certain timeframe in exchange for current income.  Dividends and covered calls are similar in that they both provide a direct source of cash income to the Fund.

In addition, there’s a third source of shareholder income, albeit indirect, and that’s share buybacks.  When a company repurchases its own shares, it effectively returns cash on a tax-free basis to shareholders (though the degree of benefit to shareholders is influenced by whether the stock is undervalued or not).  From our perspective, the most important commonality among dividends, covered calls, and share buybacks is that all three provide a source of potential return independent of the stock market’s overall direction. That’s why an emphasis on income is central to our goal of achieving reliable absolute returns. However, we also make every effort to balance the search for income with the potential for our portfolio holdings to produce meaningful capital appreciation over time to our investors. We view income as a way to augment the portfolio’s performance rather than as the sole source of our returns.

As we have cautioned in the past, we don’t manage the Fund to any external benchmark. Rather, we manage the Fund in a manner that we believe is likely to produce reliable, satisfactory returns over time without excessive risk. The Tilson Dividend Fund portfolio does not resemble any benchmark index portfolio, as it is concentrated in far fewer securities, will often hold considerably higher levels of cash, and does not conform to any industry style box definition with regards to portfolio holdings. For these reasons, we expect considerable variance in performance versus our benchmark index and to other income-oriented equity vehicles. Over any rolling three-to-five year period, however, we would hope that the Fund’s performance compares favorably to alternative investment vehicles that share our income-oriented, risk-averse mandate.

Historically, the Fund’s strategy has allowed us to capture a large portion of the gains produced by the broad markets despite often holding significant cash and while generally demonstrating good capital preservation in down markets. Relative to other mutual funds, the Tilson Dividend Fund was ranked as the number one performing fund by total return in the Equity Income category by Lipper for the 5-year period ending October 31, 2011.  In addition, Morningstar, ranked the Fund in the top 1% of all performers in the “mid-cap blend” category over the same 5-year period. We are pleased with these longer-term results and continue to focus on maintaining a process that results in quality decisions over time.

Thoughts on the Fund’s Recent Performance
Despite our emphasis on the longer term, we will acknowledge that we are a little disappointed with both the absolute and relative performance for the Fund over the past twelve months. We are motivated to produce consistently excellent returns, and we would like nothing better than to have the Fund deliver great results to our investors every year! That being the case, we’d like to share our thoughts on why the Fund’s performance has been somewhat below our expectations over the past year.

Like many value investors, we utilize a concentrated portfolio approach, with the top ten ideas in the Fund routinely comprising 40-50% of the Fund’s assets. This can make our results lumpy over shorter-term periods, as the timing on the outcome of the Fund’s larger positions can have an outsized effect on that period’s reported returns. In any given year, the Fund’s returns will be driven by the performance of these larger positions, and the last year we have not had any “home runs” from amongst our larger positions. We have enjoyed many big winners in the past and we fully expect to see some big winners emerge from the current portfolio, but the timing is unpredictable and tends to cause significant variance in the portfolio’s returns from year to year.

It is also worth noting that some of the investment categories that represent our traditional strengths have been significantly out of favor in 2011. One such broad category would include non-bank financial securities, which is an area that has consistently comprised about a quarter of the Fund’s exposure over time. We regularly hunt for ideas amongst insurance companies, asset managers, and other market niches such as the business development company sector. The current portfolio also includes positions in other non-bank financial stocks, such as the Oslo Stock Exchange and Interactive Brokers.  Many of our investments in these areas have not contributed positively to the Fund’s performance over the last year, though we like our holdings and are optimistic that we will benefit from owning them over time.

Annual Report | October 31, 2011	3

Tilson Dividend Fund	Shareholder Letter

October 31, 2011

Portfolio Update
As of October 31, 2011, the Tilson Dividend Fund was approximately 95% invested in equities spread across 37 holdings, offset by notional covered call liabilities equal to approximately 1.4% of the Fund’s assets. Cash and money market funds represented approximately 4% of the Fund’s assets.  The top ten investments at October 31, 2011 represented just over 45% of Fund assets.

As of October 31, 2011, our top 10 positions were as follows:

Position	% of Fund Assets
1) Dell, Inc. (DELL)	6.8%
3) Activision Blizzard, Inc. (ATVI)	6.3%
2) Coinstar, Inc. (CSTR)	4.7%
4) MFC Industrial, Ltd. (MIL)	4.7%
5) Ancestry.com, Inc. (ACOM)	4.5%
6) Calamos Asset Management, Inc. (CLMS)	3.8%
7) Apple, Inc. (AAPL)	3.8%
8) Xerox, Corp. (XRX)	3.6%
9) Cisco Systems, Inc. (CSCO)	3.5%
10) Interactive Brokers Group, Inc., Class A (IBKR)	3.5%
TOTAL	45.2%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Commentary on Fund Holdings
As usual, our portfolio is heavily concentrated in well capitalized, profitable, market-leading companies that generate significant excess cash flow that can be used to pay dividends, repurchase shares, or can be used to further grow via internal investment or through acquiring other companies. Not all of the portfolio holdings pay dividends, but those that do not tend to return significant cash to shareholders indirectly through meaningful share buybacks.

We would like to highlight two of the Fund holdings in more detail, those being Dell and Apple.

Dell’s stock at under $15 makes it one of the more interesting opportunities we’ve seen in many years.  This stock price values Dell’s entire business at approximately $27 billion, but Dell has almost $8 billion of net cash on its balance sheet.  Backing out the net cash implies that the market value for the actual business is less than $19 billion. After producing $3.5 billion in average annual free cash flow over the past seven years prior to 2011, Dell’s recent profit margin expansion has boosted its annualized free cash flow to around $4.5 billion.  As a result, Dell now trades for roughly 4 times what it can produce in annual free cash flow.  Obviously, if we could purchase the entire business at this price, it would produce an unleveraged 25% annualized cash-on-cash return, which we think is quite attractive for a business with a global brand, strong operating momentum, and a terrific balance sheet. Dell’s cash hoard and prodigious cash flow also offer many routes that management could take to reward shareholders, such as instituting a sizeable dividend, buying back a large percentage of the outstanding stock, acquiring other businesses at reasonable prices, or some combination of these. Dell appears to be favoring the share buyback route, and has spent more than $2 billion in the last year to buy its own shares.

If the market were to eventually assign a multiple of even 8X Dell’s free cash flow and assuming Dell’s annual cash flow generation turns out to be only $4 billion going forward, the business would still be worth about $32 billion, or $17.60 per share.  Adding back the cash of about $4.30 per share would put the stock at close to $22.  We believe this price represents the low-end of fair value.  To get to this figure, the stock would have to increase in value by almost 50%. Overall, we believe that at recent prices the market implies that Dell is essentially a dying business; there is no other reason to discount the recent cash flow so heavily. We disagree with this diagnosis and think Dell is a reasonably healthy business showing strong operating momentum, which is why Dell is currently the Fund’s largest position. Obviously we will continue to monitor the business carefully to ensure that it is, in fact, a healthy business that can grow in value over time.

On the other end of the spectrum, Apple is a company that has been demonstrating explosive sales growth over the last several years and seems to produce one new hit product after the other. In its most recent fiscal year ended September 2011, Apple sold an amazing 72 million iPhones, 32 million iPads, and nearly 17 million Mac computers.  The company’s revenue was more than $108 billion in 2011 and grew by more than 60% from the previous year, while the free cash flow produced by the business nearly doubled to more than $30 billion. This is obviously extraordinary growth for such a large company.  Nevertheless, with a valuation of less than ten times annual cash flow net of cash, the market seems quite hesitant to assign much value to Apple’s future growth prospects.  We also believe that Apple will have difficulty maintaining its recent lofty growth rates, but at the recent market valuation of less than ten times cash flow we don’t think we are paying for any growth at all. There are also concerns that the company will never make productive use of its world-largest cash hoard of over $80 billion, which accounts for more than one-quarter of Apple’s recent $350 billion stock market value. This is less of a concern for us, as we have sold covered calls on a portion of our position in Apple and thereby converted the position into a partial income play.

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Tilson Dividend Fund	Shareholder Letter

October 31, 2011

The Sovereign Debt Crisis
The intense global equity market sell-off that began in early August would seem to have been triggered by the downgrade of U.S. government debt by the credit rating agency Standard & Poor’s.  However, given the reaction of investors to the downgrade -- which was basically a flight to buy the very same U.S. government securities that received the downgrade -- the issue is clearly not limited to U.S. sovereign credit-worthiness.  Rather, it seems that the downgrade merely served to put the world on notice that no financial instrument in the world is truly risk-free, and even the U.S. government may not be entirely creditworthy.

While initially targeted towards U.S. sovereign debt, the S&P downgrade was perhaps more a shot across the bow of sovereign debt universally.  Investor eyes were quickly drawn to the more immediate concerns of sovereign default in Europe, and from there to European banking and financial stocks, many of which appear extremely vulnerable given their large holdings of debt issued by the weaker Euro-land countries. The difficulty in containing this situation -- and the slow reaction time by the European political structure to formulate any coherent response to address the problem -- has only added to the uncertainty and fear.  Having once been burned by fall-out from a major credit crisis, even the bravest of investors will certainly think twice before putting (or keeping) capital at risk given the banking system parallels to 2008 and the very large size of the banks in various European countries relative to country-level GDP.

While Europe has been the immediate focus for investor concerns, one other item for concern that has not gone unnoticed is the potential for a hard landing to China’s economy.  China offers its own parallels to investment disasters of the recent past, though in this case the comparison is perhaps closer to the behavior of sub-prime mortgage lenders circa 2006.  China’s government efforts to stimulate the economy back in 2008 and 2009 has led to widespread over-lending and over-building that has boosted the economy in the short term but which seems likely to cause a nasty hang-over at some point in the future.  Chinese banks have lent money aggressively to enable this recent building boom, and would be heavily exposed to any resulting weakness from a correction in property prices.  Given China’s massive commodity purchases and growing domestic consumption, any hard landing in China would be a clear threat to world economic growth.  The recent weakness in oil and industrial commodity prices is likely a manifestation of these concerns.

We don’t use a macro-oriented investment approach, but we do like to keep our eyes on the horizon and ensure that we are making investments that are likely to weather the storms that will occasionally come our way.  The above risks won’t keep us from investing, but we will work to ensure that our decision process incorporates the possibility of further turbulence in sovereign debt markets and the potential for slowing growth in emerging markets.

Final Thoughts
We designed and manage the Tilson Dividend Fund strategy with an emphasis on producing as much return as possible while keeping risk of permanent capital loss as low as we can.  This is a strategy that is built for steady compounding over a long period of time rather than trying to beat a benchmark or the broad market every month, quarter, or year.

We believe we have an investing strategy that is logically sound and has proven itself to be an effective approach over time and through a number of different market scenarios. Nevertheless, we are dedicated to learning from our experiences and to make improvements to our investing process that will lead us to higher quality decisions and ultimately will be reflected in better Fund performance. A year like 2011 simply motivates us to look for ways to refine and improve our process in a way that will enable us to make rational investment decisions that will help us achieve our goals.

We expect to hold a year-end conference call for the Tilson Funds in January 2012. Invitations with the exact date and time of the call will be sent to Fund investors by separate letter. There will be a few minutes of opening remarks and then the managers of both Funds will be available to answer questions.

We thank you for your support and continued confidence in the Tilson Dividend Fund.

Zeke Ashton
Portfolio Manager, Tilson Dividend Fund

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund  is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Annual Report | October 31, 2011	5

Tilson Dividend Fund	Performance Update

October 31, 2011

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2011

Performance Returns for the fiscal year ended October 31, 2011

Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
Tilson Dividend Fund	2.93%	6.39%	8.51%	2.78%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Dividend Fund	71.84%	$17,184
S&P 500 Total Return Index	20.91%	$12,091
Dow Jones U.S. Select Dividend Total Return Index	16.50%	$11,650

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2011. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

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Tilson Dividend Fund	Disclosure of Fund Expenses

October 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expense Ratio(a)	Expense Paid During Period May 1, 2011 to October 31, 2011(b)
Tilson Dividend Fund
Actual	$1,000.00	$915.00	2.02%	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	2.02%	$10.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

Annual Report | October 31, 2011	7

Tilson Dividend Fund	Schedule of Investments

October 31, 2011

	Shares	Value
COMMON STOCKS - 92.70%

Consumer Discretionary - 12.14%
Big Lots, Inc.(a)(b)	50,000	$1,884,500
Biglari Holdings, Inc.(a)	1,431	493,867
Coinstar, Inc.(a)(b)	78,000	3,723,720
The Gap, Inc.	80,000	1,512,000
P.F. Chang's China Bistro, Inc.(b)	65,000	2,021,500
		9,635,587
Energy - 2.89%
Diamond Offshore Drilling, Inc.	35,000	2,293,900

Financials - 22.99%
Aspen Insurance Holdings, Ltd.	100,000	2,649,000
Calamos Asset Management, Inc.	242,300	3,026,327
Capital Southwest Corp.	12,230	1,076,362
Chimera Investment Corp.	250,000	752,500
Fifth Street Finance Corp.	200,000	1,972,000
Interactive Brokers Group, Inc., Class A	180,000	2,768,400
MVC Capital, Inc.	110,000	1,422,300
Oslo Bors VPS Holding ASA	130,301	1,637,800
Tetragon Financial Group, Ltd.	250,000	1,637,500
U.S. Global Investors, Inc., Class A(b)	53,000	402,270
Winthrop Realty Trust, REIT	99,000	895,950
		18,240,409
Health Care - 7.09%
Hologic, Inc.(a)	120,000	1,934,400
Laboratory Corp. of America Holdings(a)	15,000	1,257,750
Medtronic, Inc.	69,920	2,429,021
		5,621,171
Industrials - 4.65%
MFC Industrial, Ltd.	525,000	3,690,750

Information Technology - 38.17%
Activision Blizzard, Inc.	375,000	5,021,250
Ancestry.com, Inc.(a)(b)	155,000	3,529,350
Apple, Inc.(a)(b)	7,400	2,995,372
Cisco Systems, Inc.	150,000	2,779,500
Dell, Inc.(a)	340,000	5,375,400
EMC Corp.(a)	75,000	1,838,250
Himax Technologies, Inc., ADR	254,500	269,770
Telular Corp.	377,974	2,264,064
Westell Technologies, Inc., Class A(a)	870,000	1,748,700
Western Digital Corp.(a)(b)	60,000	1,598,400
Xerox Corp.	350,000	2,863,000
		30,283,056
Materials - 0.28%
Kronos Worldwide, Inc.(b)	10,000	221,900

Telecommunication Services - 2.61%
IDT Corp., Class B(b)	180,000	2,070,000

Utilities - 1.88%
Genie Energy, Ltd.(a)	180,000	1,494,000

Total Common Stocks (Cost $74,456,102)		73,550,773

See Notes to Financial Statements
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Tilson Dividend Fund	Schedule of Investments

October 31, 2011

	Shares	Value
CLOSED-END FUNDS - 0.82%

JZ Capital Partners, Ltd.	115,000	$650,877

Total Closed-End Funds (Cost $495,680)		650,877

EXCHANGE-TRADED FUNDS - 1.48%

Market Vectors Gold Miners ETF(b)	20,000	1,176,600

Total Exchange-Traded Funds (Cost $1,122,504)		1,176,600

	Number of Contracts	Exercise Price	Maturity Date	Value
PURCHASED OPTION PUTS - 0.04%
iShares® FTSE® China 25 Index Fund	350	$35.00	11/19/2011	30,800

Total Purchased Option Puts (Cost $147,411)				30,800

	Shares	Value
SHORT TERM INVESTMENTS - 4.15%

Fidelity Institutional Money Market Funds - Government Portfolio, 0.010%(c)	3,291,705	3,291,705

Total Short Term Investments (Cost $3,291,705)		3,291,705

Total Value of Investments (Cost $79,513,402) - 99.19%		78,700,755

Other Assets in Excess of Liabilities - 0.81%		639,461

Net Assets - 100.00%		$79,340,216

(a)	Non-income producing investment.
(b)	Portion of security is subject to call options written.
(c)	Represents 7 day effective yield.

See Notes to Financial Statements
Annual Report | October 31, 2011	9

Tilson Dividend Fund	Schedule of Investments

October 31, 2011

Schedule of Written Options
	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN OPTION CALLS
Ancestry.com, Inc.	200	$25.00	2/18/2012	$(39,000)
Ancestry.com, Inc.	700	30.00	2/18/2012	(59,500)
Apple, Inc.	19	425.00	7/21/2012	(71,535)
Big Lots, Inc.	300	37.50	1/21/2012	(81,000)
Coinstar, Inc.	175	55.00	1/21/2012	(35,000)
Coinstar, Inc.	280	47.50	1/21/2012	(134,400)
Coinstar, Inc.	325	45.00	1/21/2012	(204,750)
IDT Corp., Class B	400	22.50	12/17/2011	(27,000)
IDT Corp., Class B	181	20.00	3/17/2012	(48,418)
IDT Corp., Class B	220	25.00	3/17/2012	(18,150)
IDT Corp., Class B	162	17.50	3/17/2012	(63,180)
Kronos Worldwide, Inc.	100	17.50	2/18/2012	(56,000)
Market Vectors Gold Miners ETF	150	65.00	1/21/2012	(25,950)
Market Vectors Gold Miners ETF	50	55.00	1/21/2012	(32,250)
P.F. Chang's China Bistro, Inc.	194	35.00	1/21/2012	(19,206)
U.S. Global Investors, Inc., Class A	398	7.50	11/19/2011	(12,935)
U.S. Global Investors, Inc., Class A	132	7.50	3/17/2012	(12,870)
Western Digital Corp.	600	27.00	1/21/2012	(155,400)

Total Written Option Calls (Proceeds $1,343,236)				$(1,096,544)

Common Abbreviations:
ADR - American Depositary Receipt
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
ETF - Exchange Traded Fund
FTSE - Financial Times and the London Stock Exchange
Ltd. - Limited
REIT - Real Estate Investment Trust

Summary of Investments

	% of Net Assets	Value
Closed‐End Funds	0.82%	$650,877
Consumer Discretionary	12.14%	9,635,587
Energy	2.89%	2,293,900
Exchange‐Traded Funds	1.48%	1,176,600
Financials	22.99%	18,240,409
Health Care	7.09%	5,621,171
Industrials	4.65%	3,690,750
Information Technology	38.17%	30,283,056
Materials	0.28%	221,900
Purchased Option Puts	0.04%	30,800
Telecommunication Services	2.61%	2,070,000
Utilities	1.88%	1,494,000
Short Term & Net Cash	4.96%	3,931,166
Total	100.00%	$79,340,216

See Notes to Financial Statements
10	www.tilsonmutualfunds.com

Tilson Focus Fund	Shareholder Letter

October 31, 2011

[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

Dear Tilson Focus Fund investors:

During the 2011 fiscal year ending on October 31, 2011, the Tilson Focus Fund returned -17.31%, versus a 7.65% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap).

For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Focus Fund reported an annualized 1.33% return versus the 3.64% annualized return over the same period for its benchmark.

(For the Fund’s most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.)

Performance as of October 31, 2011
Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Tilson Focus Fund	-17.31%	-3.00%	1.33%
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	7.65%	0.90%	3.64%

Performance shown is for the period ended October 31, 2011.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The Down Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Tilson Focus Fund	2.40%	3.24%

**
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2012. Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

***	Gross expense ratio is from the Funds' prospectus dated February 28, 2011.

We want to apologize for our Fund’s disappointing performance this past fiscal year, which has been very humbling and upsetting for us.  We take a lot of pride in what we do and, while intellectually we know that even the greatest investors go through periods of substantial underperformance and we built our business to weather such periods, that is small consolation.

The contrast with how we felt at the end of last fiscal year couldn’t be more stark.  At that point, our Fund had beaten its benchmark by more than 12 percentage points in fiscal year 2010 and we were feeling good.  Now, a year later, we’ve trailed the market badly and are feeling lousy.

So that raises the question we’re sure some of you are asking yourselves: which is it?  Are we the solid money managers that we appeared to be in  fiscal year 2010, or the dunces that we look like over the past year?  We think the former, of course, and are confident that our portfolio is positioned to outperform – a feeling we hope you’ll share after reading this letter.

So what happened?  Why has our performance been so poor over the past year?  There’s no simple answer.  For example, unlike a number of well-known funds that have performed poorly this year, we weren’t heavily exposed to financial stocks earlier this year.  Our losses have been across the board and we’ve had no winners of note to offset this, which is striking – and very unusual.  Last year, for example, we had plenty of losing positions, but they were more than offset by four big winners: General Growth Properties, Berkshire Hathaway, Liberty Acquisition Warrants, and BP.  This year, we’ve had no meaningful winners – but we don’t think this is a permanent state of affairs.

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Tilson Focus Fund	Shareholder Letter

October 31, 2011

Critically, we think nearly all of our losses this year are temporary.  We continue to hold – and in many cases have added to – substantial positions in most of our losing positions, so we believe the losses we’ve taken to date will ultimately become large profits.

We’ve Been Through This Before
While the broader markets aren’t in full-scale collapse like they were in late 2008 through early March 2009, our portfolio is behaving very similarly, as shown by this chart, which compares our Fund’s performance over two five-month periods: May through September of this year vs. October 2008 through February 2009:

There are striking parallels between these two periods.  In both cases:

•
We identified and invested in materially undervalued stocks, but with the benefit of hindsight (which is always 20/20), we bought too early, as we didn’t fully appreciate how much stocks would tumble amidst the market turmoil – in other words, we bought cheap stocks, but they became much cheaper;

•	We maintained our conviction in the great majority of our holdings and kept adding to many of them at lower and lower prices, reducing our average cost significantly;

•	One of our largest positions was Berkshire Hathaway;

•	We made significant investments in the most out-of-favor U.S. financial and consumer-related sectors;

•
We purchased a number of what we call mispriced options such as General Growth Properties in early 2009, which turned into the biggest winner in our Fund’s history (today we own a few similar situations);

Past performance does not guarantee future results.

Our actions paid off last time, and we’re confident that they will again (though we can’t predict the timing).  This chart shows our Fund’s performance in the subsequent seven months in 2009:

Past performance does not guarantee future results.

Annual Report | October 31, 2011	13

Tilson Focus Fund	Shareholder Letter

October 31, 2011

Our Fund made back its five-month losses of nearly 45% in less than seven months.  It’s almost certain that it will take us longer to make back our recent losses – the market’s snapback in 2009 was nearly unprecedented in its magnitude and speed – but we’re confident that we eventually will.

How We Approach Investment Decision Making Today
We believe that the key to rebounding from this period of dismal performance is to pretend like it didn’t happen.  Seriously.  Allow us to explain:

Beyond the financial impact, we have our reputations on the line, take pride in what we do, and know most of our investors personally, so we feel like we’ve let our friends and families down – a truly lousy feeling.  Given this, it would be very easy to fall into a number of mental traps: self-pity, obsessing about what we could have done differently, going to cash or, most dangerously, the opposite: swinging for the fences in an attempt to quickly make back the losses.  We are doing none of this.  Instead, we’re carefully evaluating our entire portfolio with the following question in mind: if we were starting our Fund from scratch today and held only cash, what would we do?

The answer is that our portfolio would look just like it does.  It hasn’t been this attractive since the market bottom in early 2009 – it’s not quite as undervalued in our opinion as it was then, to be sure, but we don’t think that the risks of a systemic meltdown and another Great Depression are nearly as great either.  Simply put, we think every significant position in our Fund could easily double in the next 2-3 years, with the possible exception of our safest big-cap stock, Berkshire Hathaway, which “only” has 50-80% upside.

It is possible – indeed, almost certain – that we will be wrong in our assessment of one or more of our positions.  But rest assured that we aren’t clinging to them, refusing to acknowledge our mistakes, in an irrational attempt to make back our losses.  These are the stocks we would own today if we’d never owned them and were starting a new fund from scratch.

We’re in the Same Boat
We believe in eating our own cooking – to our knowledge, we have a higher percentage of our net worths across all of the funds we manage than anyone, by far – so it goes without saying that no-one has lost more money or feels worse about our performance over the past year than we do.

We’re not only in the same boat financially, but also in another way: the decisions we have to make when faced with poor performance.  To the extent that you choose to invest in funds, you have thousands of choices, just as we have thousands of stocks to choose from.  As we discuss below (in the section entitled “Guaranteed Underperformance”), there are times that every fund you invest in will underperform, just as every stock we invest in will do so as well.  This year, for example, three great businesses whose stocks we own have all performed poorly: Berkshire Hathaway, Wells Fargo, and Goldman Sachs (note that we only invested in the latter two in August, after they’d fallen substantially). The critical question all of us face is: what should we do when a fund or a stock we own performs poorly: sell, hold, or buy more?  This decision, more than any other, is the key to long-term investment success – far more important than timing the entry point exactly right.

Unfortunately, there is no easy answer – every fund and every stock is different – but here are a few thoughts:  First, to quote one of the pioneers of value investing, Ben Graham, you must let the market be your servant, not your guide.  Just because other investors are selling in a panic doesn’t mean you should.  In some cases, the herd is right, but the real money is made betting against the herd when it’s wrong.  It may be the right thing to sell and move on– you don’t have to make it back the same way you lost it – but the decision whether to do so mustn’t be guided by other investors’ behavior.

Our approach is to tune out the short-term noise and carefully evaluate the company and its management, focusing on the long-term track record rather than the short-term poor performance.  The key question to ask is: has anything changed that leads us to believe that the recent performance is likely to be permanent, or is this just one of those inevitable periods of bad luck and/or fixable mistakes, such that the company is likely to revert to its long-term outperformance?

In the case of Berkshire Hathaway, Wells Fargo and Goldman Sachs, we believe the latter is the case, so we’ve been buying.  We think the same will prove to be true for our Fund, as neither our investment approach, which is rooted in the timeless principles of value investing, nor our ability to execute on it has changed.

Guaranteed Underperformance
Stocks are volatile, we invest in a concentrated fashion, often in unpopular sectors, we’re willing to “catch falling knives” if we think a stock is cheap enough, and we never engage in closet indexing.  Consequently, we’ve always known from the day we started managing money professionally nearly 13 years ago that our portfolio would occasionally suffer losses and/or trail the market, perhaps to a significant degree.  In other words, we guarantee underperformance at times.  This isn’t a topic often discussed publicly by money managers, but it’s extremely important for both investors (you) and investment managers (us) to understand that most money managers will underperform at times, occasionally badly and for extended periods, yet the long-term results can still be excellent.

How We’ve Built Our Business
Armed with the knowledge that we are certain to underperform at times, we’ve built our business to withstand such periods.  As Warren Buffett said at the 2009 Berkshire Hathaway annual meeting, “You don’t want to be in a position where someone can pull the rug out from under you or, emotionally, where you pull it out from under yourself.”  Here are the key ways in which we’ve done this:

1.
We read constantly, with an emphasis on company and industry reports, market history, and lessons from the greatest value investors.  We do everything we can to tune out the short-term noise so, for example, we almost never watch financial television.

2.	We have never pursued hot money and, in fact, discourage it with a 2% early redemption fee.

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Tilson Focus Fund	Shareholder Letter

October 31, 2011

3.
We’ve done everything we can think of to build a level of trust with our investors by communicating openly and in depth via semi-annual letters and quarterly conference calls.  We want our investors to understand what we’re doing so that when tough times come, they stay (or even add to their investments).

Thanks to these steps – and thanks to you – we are not troubled by the recent market turmoil.  As we’ve done in the past, we are playing a strong hand and taking advantage of the volatility.

Our View of Market Opportunities
In our view, the turmoil of the past few months has created the best bargains we’ve seen in the market since the chaos and panic of late 2008 and early 2009.  Of course stocks today aren’t trading at truly distressed prices, as they were then, but in our opinion the risk of a systemwide collapse isn’t nearly as great either (we think many people didn’t realize or have forgotten how close we were then to a worldwide Great Depression), so on a risk-adjusted basis we think our portfolio is as attractive now as it was then.

While we have great confidence in the eventual outcome, we can’t make any short-term forecasts.  We thought the stocks we owned were very cheap a few months ago, but that didn’t stop them from falling quite a bit further – and this could continue.  Catching falling knives sometimes results in cuts.

So, then, you might ask, why don’t we stop holding onto falling knives, sell much of what we own, and wait for more clarity, strength, confidence, etc. to return to the market?  Oaktree’s Howard Marks answers this question in his latest book, The Most Important Thing: Uncommon Sense for the Thoughtful Investor (which we highly recommend).  He writes:

Common threads run through the best investments I’ve witnessed. They’re usually contrarian, challenging and uncomfortable. Whenever the debt market collapses, for example, most people say, “We’re not going to try to catch a falling knife; it’s too dangerous.” They usually add, “We’re going to wait until the dust settles and uncertainty is resolved.”

The one thing I’m sure of is that by the time the knife has stopped falling, the dust has settled and the uncertainty has been resolved, there’ll be no great bargains left. Thus a hugely profitable investment that doesn’t begin with discomfort is usually an oxymoron.

It’s our job as contrarians to catch falling knives, hopefully with care and skill. That’s why the concept of intrinsic value is so important. If we hold a view of value that enables us to buy when everyone else is selling – and if our view turns out to be right – that’s the route to the greatest rewards earned with the least risk.

Changes to the Portfolio
We took advantage of the market volatility in recent months to make a number of changes in our portfolio.  Specifically, we:

•
Eliminated any position in which we didn’t have enormous conviction.  In particular, with only a few exceptions, for long positions smaller than 3% we either bought more or, in most cases, sold entirely.  With regret (because we think they’re undervalued and will do well), we sold CIT Group, General Growth Properties, Winn Dixie, Kraft, BP and Fairfax Financial, among others.

•
For investments with similar risk-reward profiles, we chose our favorite and sold the other.  Specifically, we added to Citigroup and exited CIT Group, sold Seagate to buy Western Digital, and trimmed Microsoft to buy Dell (discussed below).

•
We took advantage of the carnage among financial stocks and initiated new positions in Goldman Sachs and a tiny position in Bank of America (after Buffett invested), plus added to our positions in Berkshire Hathaway, Citigroup and Wells Fargo.  We think investors are lumping imperiled European financials in with U.S. financials, which are in much better shape (though still facing real headwinds to be sure).

The net result of these changes, we believe, is lower risk, less clutter (both in our portfolio and in our minds), some great new positions, and tremendous upside thanks to a portfolio much more focused on our best ideas.

Economic Overview and Our Fund’s Positioning
We attended a private dinner recently with Warren Buffett, who, thanks to Berkshire Hathaway’s numerous operating businesses, has his finger on the pulse of the American economy better than perhaps anyone.  In response to a question about whether he’s still bullish on economic growth prospects for U.S. over the next 2-3 years, he replied:

Sure, and over the next six months for that matter.  We have 70-plus businesses and about five of them are related to residential home construction and they are flat on their rears, as they have been for more than three years.  But the other 60-plus are doing very well, as is the rest of American business.

We have three jewelry businesses with over 300 stores and I thought same store sales might be down in August and September, but they were up significantly.  We have a number of furniture businesses – and people don’t have to buy furniture – and their same stores sales are up significantly.  We are seeing good business across the board except for residential home construction.

Annual Report | October 31, 2011	15

Tilson Focus Fund	Shareholder Letter

October 31, 2011

Buffett is only one of many data points we use in forming our economic views, but most of what we’re seeing is consistent with his remarks.  To be sure, the U.S. economy is soft, unemployment remains stubbornly high, and consumer confidence, spending, and the housing market are quite weak, but corporate profits and profit margins are at all-time highs and corporate balance sheets are extremely strong, so it’s a mixed picture.  Overall, however, the U.S. economy is hanging in there – for now.  Those last two words are key, of course.  The market is always forward looking and investors are very worried about various storm clouds on the horizon, especially the sovereign debt crisis in Europe and signs that, in China, growth is slowing and/or a real estate bubble may be bursting.

We are closely monitoring developments, but at this point we’re nearly fully invested because, unlike 2008, when we were convinced that the bursting of the housing bubble was going to lead to a major shock to the system, today we think that the most likely scenario is that the U.S. economy will muddle along for the next few years – hitting air pockets like the one we’re in now on occasion, no doubt, but avoiding any major crises.  Under this scenario, the market will likely be choppy and range-bound, not steeply declining, in which case we expect our portfolio to do well.

Largest Holdings
As of October 31st, our 10 largest holdings, accounting for 65.0% of the Fund’s assets, were:

Position	% of Fund Assets
1) Stock and calls of J.C. Penney, Co. Inc. (JCP)	10.6%
2) Stock of The Howard Hughes Corp. (HHC)	9.4%
3) Stock and calls of Berkshire Hathaway, Inc. (BRK/B)	8.4%
4) Stock and warrants of Iridium Communications, Inc. (IRDM)	6.8%
5) Stock and calls of Dell, Inc. (DELL)	6.3%
6) Stock and calls of The Goldman Sachs Group, Inc. (GS)	5.4%
7) Stock of Grupo Prisa (a)	4.9%
8) Stock of MRV Communications, Inc. (MRVC)	4.6%
9) Stock of Pep Boys Manny Moe & Jack (PBY)	4.5%
10) Stock of Resource America, Inc. (REXI)	4.1%
Total:	65.0%

(a)	Position is made up of Promotora de Informaciones SA, Class B, ADR, Promotora de Informaciones SA, Class A and Promotora de Infarmaciones SA, ADR.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Here are some comments about our eight largest positions:

J.C. Penney
We think J.C. Penney is a good business (contrary to popular perception, this is nothing like Sears/K-Mart) with plenty of room for improvement, run by a new team of world-class people with complementary skills: a capital allocator (Bill Ackman of Pershing Square), real estate expert (Steve Roth of Vornado), and retail CEO (Ron Johnson, the architect of Apple’s retail strategy, who we believe is the best retail CEO in the world; he officially started on November 1st and has already started recruiting a world-class team around him).  All three of these men have huge amounts of money invested in this company and thus are highly incented to unlock value.

As for the stock, we think it is undervalued based on the company’s current earnings and has the potential to double in the next 2-3 years from its current price of $32.08 (all prices in this letter are as of the fiscal year end of 10/31/11).

Howard Hughes
When General Growth Properties emerged from bankruptcy in early November, 2010, it did so as two companies: GGP, which had all of the best malls, and HHC, a collection of master planned communities, operating properties, and development opportunities in 18 states.  Many of these properties are generating few if any cash flows and are thus very hard to value, but we think the company has undervalued, high-quality real estate assets in premier locations and that there are many value-creating opportunities can be tapped.  We estimate intrinsic value at $77-$141 vs. the current price of $47.98.

Berkshire Hathaway
The story on Berkshire Hathaway continues to get better, yet the stock continues to languish.  The company recently reported very strong Q3 earnings, in which insurance underwriting profits (excluding a large one-time gain) were up a healthy 18% and the operating earnings of the non-insurance businesses rose 17%.  Operating cash flow was $6.0 billion, offset by $2.2 billion of cap ex, meaning free cash flow was $3.8 billion, or $1.26 billion per month pouring into Omaha, which Buffett is allocating wisely, most recently completing the acquisition of Lubrizol, buying $5 billion of preferred stock in Bank of America under highly favorable terms, and investing $10.7 billion in IBM.  Our latest estimate of the company’s intrinsic value is $114.50 per A share, nearly 50% above today’s level.

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Tilson Focus Fund	Shareholder Letter

October 31, 2011

Not only is there healthy upside in our opinion, but the recently announced open-ended share repurchase program also puts a floor on the stock, we believe, not far below the current price.  For our further thoughts on the share repurchase program, see this article we published: http://seekingalpha.com/article/296012-berkshire-hathaway-s-new-share-repurchase-program-and-what-it-means.

Iridium
Iridium continues to execute on its long-term growth plan and deliver on the expectations it’s set, but the stock had been weak most of the year due mostly, we think, to investors fleeing illiquid stocks and companies valued on profits years into the future.  The stock jumped, however, Iridium reported very strong Q3 earnings that exceeded guidance and analyst expectations, with revenues and adjusted EBITDA(1) rising 8.0% and 15.9%, respectively.  We’re cautiously optimistic that Q3 may prove to be a turning point for the stock.

Dell
The stocks of many big-cap tech companies appear to be deeply undervalued, but we think caution is in order as there are plenty of value traps.  We own the stocks of two great companies in the sector, where we think the pessimism is unwarranted: Microsoft, which we’ve discussed in previous letters, and Dell, which we aggressively purchased recently.

Dell recently reported Q3 earnings that were in line with previous quarters: revenues were flat, but adjusted operating income rose 10%, and adjusted EPS(2) jumped 20%, thanks to operating margin rising from 6.7% to 7.4% and the share count falling 6.2%.  This is the result of a deliberate strategy by the company to give up low-margin business and focus on earnings growth rather than revenue growth.  This is exactly the right strategy, we believe, so we’re not overly concerned about Dell’s weak revenue growth and are, in fact, delighted that Dell is disciplined enough to walk away from low-margin business.

During the quarter Dell repurchased 2.3% of its outstanding shares and said it would exceed its prior guidance of 17-23% growth in operating income for the year.  In addition, Dell has $7.8 billion of net cash, equal to $4.25/share or 27% of the current stock price of $15.81.  We think the stock is worth at least $25.

Goldman Sachs
Business is very weak for Goldman right now, and we assume that this will continue for the next few quarters.  We also anticipate that the Dodd-Frank Act (3) and other regulation means that the business will likely never be as profitable as it was in its glory days.  However, we don’t expect any big writedowns, as we think Goldman is more aggressive in writing down assets and marking them to true market prices than anyone.

When the dust settles, we think Goldman will remain the premier investment banking franchise in the world, in which case it’s worth a substantial premium to book value, which as of the end of Q3 stood at $131.09 (tangible book was $120.41).  Thus, at $109.55, a 16% discount to book (and a 9% discount to tangible book), we think the stock is a steal.

Grupo Prisa
Spain and Portugal are going through an economic crisis, so it’s not surprising that the stock of a company with 77% of its revenues in these two countries is suffering.  It’s also not surprising that the company’s operating performance has been affected by the deep recession in its primary markets, though the company is holding up remarkably well in light of this: in the first half of 2011, revenues were down only 1.2%, adjusted EBITDA rose 3.6%, and the company’s restructuring and cost-cutting is on track.

Prisa, however, needs to refinance its debt to give it breathing room to get through the current crisis.  Our discussion with management and others – plus our own experience – leads us to have a high degree of confidence that Prisa will be able to do so successfully, but the uncertainty is weighing heavily on the stock.

We continue to believe that this is a collection of high-quality media properties trading at a large discount to intrinsic value (4), but in the short term the stock will probably trade more in line with investor sentiment toward Spain in particular and the European sovereign debt crisis in general.

MRV Communications
MRV Communications operates in the network communications industry.  The company grew rapidly over the last decade, but did it the wrong way – by making a number of high-priced, ill-fated acquisitions.  MRV lost control of its business, became delinquent on its financial filings, and stock was delisted.  Over the last two years, an activist investment group gained control of the board, stabilized the company, divested several underperforming divisions, and brought the financials up to par.

The company now consists of two operating divisions, network equipment group and network integration group, which we believe are worth at least $1/share.  Add $0.89/share of cash and substantial NOLs, and we estimate the intrinsic value of the company to be roughly $2 per share (without incorporating the NOLs) vs. the current share price of $1.28.  (Subsequent to the end of the fiscal year, the company paid a special dividend of $0.48/share, so the stock trades around $0.91 today.)

Annual Report | October 31, 2011	17

Tilson Focus Fund	Shareholder Letter

October 31, 2011

Conclusion
Despite our poor year, we are energized and optimistic, with a great deal of confidence in our Fund’s current holdings, which we believe are extremely attractive investment opportunities.  We hope this letter helps give you similar confidence.

We expect to hold a year-end conference call for the Tilson Funds in January 2012. Invitations with the exact date and time of the call will be sent to Fund investors by separate letter. There will be a few minutes of opening remarks and then the managers of both Funds will be available to answer questions.

We thank you for your investment and support and look forward to many years of partnership.

Whitney Tilson and Glenn Tongue
Co-Portfolio Managers, Tilson Focus Fund

(1)	EBITDA – an acronym for “earnings before interest, taxes, depreciation, and amortization.”

(2)	EPS – an acronym for “earnings per share”. The portion of a company’s profit allocated to each outstanding share of common stock.

(3)	Dodd-Frank Act – A bill that aims to increase government oversight of trading in complex financial instruments such as derivatives.

(4)
Intrinsic Value – the actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors. This value may or may not be the same as the current market value.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

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Tilson Focus Fund	Performance Update

October 31, 2011
Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2011

Performance Returns for the fiscal year ended October 31, 2011

Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
Tilson Focus Fund	-17.31%	-3.00%	1.33%	3.24%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Focus Fund	9.18%	$10,918
Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index	26.73%	$12,673

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. The redemption fee does not apply to shares purchased by reinvesting dividends. This graph depicts the performance of the Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return Index (full cap). It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2011. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Annual Report | October 31, 2011	19

Tilson Focus Fund	Disclosure of Fund Expenses

October 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expense Ratio(a)	Expense Paid During Period May 1, 2011 to October 31, 2011(b)
Tilson Focus Fund
Actual	$1,000.00	$789.90	1.47%	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.47%	$7.48

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

20	www.tilsonmutualfunds.com

Tilson Focus Fund	Schedule of Investments

October 31, 2011

	Shares	Value
COMMON STOCKS - 73.25%

Consumer Discretionary - 20.91%
Ambassadors International, Inc.(a)	9	$0
American Eagle Outfitters, Inc.	246	3,230
Barnes & Noble, Inc.	138	1,693
Borders Group, Inc.(a)	222,016	4,440
Daily Journal Corp.(a)	347	22,472
dELiA*s, Inc.(a)	286,865	401,611
Domino's Pizza, Inc.(a)	67	2,146
Footstar, Inc.(a)	57,514	33,358
H&R Block, Inc.	622	9,510
JC Penney Co., Inc.	22,512	722,185
Netflix, Inc.(a)	3,000	246,240
PEP Boys-Manny Moe & Jack	60,810	699,315
Proliance International, Inc.(a)(b)(c)	716	0
Promotora de Informaciones SA, ADR(a)	714	3,113
Promotora de Informaciones SA, Class A(a)	63,382	65,776
Promotora de Informaciones SA, Class B, ADR	151,361	673,557
Sears Canada, Inc.(a)	22,255	337,593
Sears Holdings Corp.(a)	38	2,971
Ultimate Escapes, Inc.(a)	744	8
The Wendy's Co.	1,157	5,855
		3,235,073
Consumer Staples - 2.80%
Anheuser-Busch InBev NV, ADR	7,789	432,056
The Coca-Cola Co.	22	1,503
		433,559
Energy - 0.04%
Atlas Energy, Inc.(a)(b)(c)	104	0
BP PLC	133	5,876
		5,876
Financials - 32.21%
Berkshire Hathaway, Inc., Class B(a)	11,281	878,339
Citigroup, Inc.	14,067	444,376
The Goldman Sachs Group, Inc.	5,191	568,674
The Howard Hughes Corp.(a)	30,462	1,461,567
Meta Financial Group, Inc.	568	8,605
MGIC Investment Corp.(a)	19,727	52,474
Nelnet, Inc., Class A	27,758	596,242
OBA Financial Services, Inc.(a)	444	6,371
Ocean Shore Holding Co.	958	10,049
Origen Financial, Inc.(a)	2,291	3,070
Pacific Capital Bancorp NA(a)	631	16,337
Phoenix Group Holdings PLC(a)	36,505	306,395
Resource America, Inc., Class A	128,123	623,959
The St. Joe Co.(a)	3	43
Two Harbors Investment Corp. REIT	653	6,105
US Bancorp	23	589
		4,983,195
Health Care - 0.01%
AMAG Pharmaceuticals, Inc.(a)	75	1,058
Pfizer, Inc.	7	135
		1,193
Industrials - 0.00%(d)
LECG Corp.(a)	5,536	55

See Notes to Financial Statements
Annual Report | October 31, 2011	21

Tilson Focus Fund	Schedule of Investments

October 31, 2011

	Shares	Value
Information Technology - 16.66%
Broadridge Financial Solutions, Inc.	44	$979
Dell, Inc.(a)	57,092	902,625
Microsoft Corp.	4,679	124,602
MRV Communications, Inc.(a)	557,184	713,195
PNI Digital Media, Inc.(a)	65,877	54,678
SanDisk Corp.(a)	11,361	575,662
Seagate Technology PLC	1,590	25,678
Spark Networks, Inc.(a)	35,173	109,036
Tucows, Inc.(a)	13,478	10,311
Western Digital Corp.(a)	2,258	60,153
		2,576,919
Materials - 0.03%
Contango ORE, Inc.(a)	1	14
The Dow Chemical Co.	143	3,987
		4,001
Telecommunication Services - 0.59%
Iridium Communications, Inc.(a)	14,480	92,093

Total Common Stocks (Cost $12,653,147)		11,331,964

CLOSED-END FUNDS - 0.01%

Financials - 0.01%
BlackRock Enhanced Capital and Income Fund, Inc.	123	1,524
Boulder Growth & Income Fund, Inc.(a)	31	184
		1,708

Total Closed-End Funds (Cost $1,476)		1,708

PREFERRED STOCKS - 0.30%

U.S. Government Agency - 0.30%
Federal Home Loan Mortgage Corp., Series Z, 8.375%(e)	21,601	46,226

Total Preferred Stocks (Cost $50,071)		46,226

RIGHTS AND WARRANTS - 10.35%

Iridium Communications, Inc., Warrants, Expiring 02/14/2013, Strike Price: $7.00(a)	674,914	958,378
JPMorgan Chase & Co., Warrants, Expiring 10/28/2018, Strike Price: $42.42(a)	15,035	157,867
Phoenix Group Holdings PLC, Rights(a)	36,505	0
Phoenix Group Holdings PLC, Warrants, Expiring 03/09/2014, Strike Price: 30 GBP(a)	14,053	6,779
Promotora de Informaciones SA, Class A, Warrants, Expiring 06/05/2014, Strike Price: 2 EUR(a)	135,776	16,909
Tronox, Inc., Class A, Warrants, Expiring 02/14/2018, Strike Price: $62.13(a)	184	11,776
Tronox, Inc., Class B, Warrants, Expiring 02/14/2018, Strike Price: $68.56(a)	227	13,166
Two Harbors Investment Corp., Warrants, Expiring 10/07/2013, Strike Price: $11.00(a)	478,254	82,499
Ultimate Escapes, Inc., Warrants, Expiring 10/23/2013, Strike Price: $8.80(a)	31,120	3
Wells Fargo & Co., Warrants, Expiring 10/28/2018, Strike Price: $34.01(a)	40,515	353,696

Total Rights and Warrants (Cost $2,137,921)		1,601,073

See Notes to Financial Statements
22	www.tilsonmutualfunds.com

Tilson Focus Fund	Schedule of Investments

October 31, 2011

	Number of Contracts	Exercise Price	Maturity Date	Value
PURCHASED OPTIONS - 14.99%

PURCHASED OPTION CALLS - 13.82%
Bank of America Corp.	12	$5.00	1/19/2013	$3,324
Bank of America Corp.	436	10.00	1/19/2013	33,136
Berkshire Hathaway, Inc.	189	65.00	1/19/2013	348,705
Berkshire Hathaway, Inc.	16	70.00	1/19/2013	24,000
Berkshire Hathaway, Inc.	56	70.00	1/21/2012	56,000
Dell, Inc.	109	10.00	1/19/2013	70,305
Goldman Sachs Group	110	100.00	1/19/2013	263,670
JC Penney Co., Inc.	148	25.00	1/19/2013	142,080
JC Penney Co., Inc.	574	20.00	1/19/2013	757,680
JC Penney Co., Inc.	28	30.00	1/19/2013	18,060
Microsoft Corp.	28	20.00	1/21/2012	19,460
Microsoft Corp.	249	25.00	1/21/2012	54,780
Netflix, Inc.	50	55.00	1/21/2012	149,450
Wells Fargo & Co.	252	20.00	1/19/2013	197,820

Total Purchased Option Calls (Cost $1,821,962)				2,138,470

PURCHASED OPTION PUTS - 1.17%
Green Mountain Coffee Roasters, Inc.	10	100.00	1/21/2012	36,000
Hong Kong Currency	10,870,615	7.75	9/20/2012	55,769
The St. Joe Co.	56	30.00	1/21/2012	89,320

Total Purchased Option Puts (Cost $176,529)				181,089

Total Purchased Options (Cost $1,998,491)				2,319,559

		Shares		Value
SHORT TERM INVESTMENTS - 1.14%

High Mark 100% U.S. Treasury Money Market Fund, 0.000%(f)		175,790		175,790

Total Short Term Investments (Cost $175,790)				175,790

Total Value of Investments (Cost $17,016,896) - 100.04%				15,476,320

Liabilities in Excess of Other Assets - (0.04)%				(5,558)

Net Assets - 100.00%				$15,470,762

(a)	Non-income producing investment.
(b)	Security determined to be illiquid under the procedures approved by the Fund's Board of Trustees.
(c)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(d)	Less than 0.005% of Net Assets.
(e)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.
(f)	Represents 7 day effective yield.

See Notes to Financial Statements
Annual Report | October 31, 2011	23

Tilson Focus Fund	Schedule of Investments

October 31, 2011

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees.

Information related to the illiquid securities is as follows:

				% of Net
Date(s) of Purchase	Security	Cost	Value	Assets
12/29/2008	Atlas Energy, Inc.(a)(b)(c)	$0	$0	0.00%
11/21/2008-1/15/2009	Proliance International, Inc.(a)(b)(c)	187	0	0.00%
		$187	$0	0.00%

Common Abbreviations:
ADR - American Depositary Receipt
Ltd. - Limited
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Generally designates corporations in various countries, mostly those employing the civil law.

Summary of Investments

	% of Net Assets	Value
Closed‐End Funds	0.01%	$1,708
Consumer Discretionary	20.91%	3,235,073
Consumer Staples	2.80%	433,559
Energy	0.04%	5,876
Financials	32.21%	4,983,195
Health Care	0.01%	1,193
Industrials	0.00%	55
Information Technology	16.66%	2,576,919
Materials	0.03%	4,001
Preferred Stocks	0.30%	46,226
Purchased Option Calls	13.82%	2,138,470
Purchased Option Puts	1.17%	181,089
Rights and Warrants	10.35%	1,601,073
Telecommunication Services	0.59%	92,093
Short Term & Net Cash	1.10%	170,232
Total	100.00%	$15,470,762

See Notes to Financial Statements
24	www.tilsonmutualfunds.com

Tilson Mutual Funds	Statements of Assets and Liabilities

October 31, 2011

	Tilson Dividend Fund	Tilson Focus Fund

Assets:
Investments, at cost	$79,513,402	$17,016,896
Investments, at value	$78,700,755	$15,476,320
Receivables:
Investments sold	1,747,860	–
Fund shares sold	69,681	1,000
Due from Advisor	–	13,630
Dividends and interest	63,201	4,990
Other assets	28,592	13,415

Total Assets	80,610,089	15,509,355

Liabilities:
Call options written, at value (premiums received $1,343,236 and $0, respectively)	1,096,544	–
Due to Broker	–	3,043
Payables:
Investments purchased	–	1,633
Fund shares repurchased	21,834	–
Accrued expenses:
Advisory fees	81,372	–
Compliance service fees	64	64
Trustees' fees and expenses	1,957	1,957
Other expenses	68,102	31,896

Total Liabilities	1,269,873	38,593

Net Assets	$79,340,216	$15,470,762

Net Assets Consist of:
Paid-in Capital	$78,627,968	$20,401,295
Accumulated net investment loss	(160,567)	–
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	1,438,730	(3,389,957)
Net unrealized depreciation on investments, written options and translation of assets and liabilities in foreign currencies	(565,915)	(1,540,576)

Total Net Assets	$79,340,216	$15,470,762
Shares Outstanding, no par value (unlimited authorized shares)	6,040,443	1,594,736
Net Asset Value, Offering Price and Redemption Price Per Share	$13.13	$9.70

See Notes to Financial Statements

Annual Report | October 31, 2011	25

Tilson Mutual Funds	Statements of Operations

For the fiscal year ended October 31, 2011

	Tilson Dividend Fund	Tilson Focus Fund
Investment Income:
Interest	$2,469	$26,458
Dividends	1,553,918	266,661
Foreign tax withheld	(42,241)	(3,775)
Total Investment Income	1,514,146	289,344

Expenses:
Advisory fees (note 3)	1,094,457	259,116
Administration fees	162,950	78,354
Transfer agent fees	53,119	27,949
Registration and filing administration fees	24,421	23,406
Compliance services fees	7,813	7,905
Custody fees	16,793	12,585
Legal fees	79,276	56,806
Audit and tax preparation fees	13,500	13,500
Printing expenses	8,000	2,711
Trustees' fees and expenses	6,001	6,001
Other operating expenses	27,755	23,776
Total Expenses	1,494,085	512,109

Expenses waived by Advisor (note 3)	(71,645)	(157,056)

Net Expenses	1,422,440	355,053

Net Investment Income (Loss)	91,706	(65,709)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	2,659,023	(1,843,856)
Written options	(1,263,982)	–
Foreign currency transactions	(12,019)	(13,315)
Change in unrealized appreciation (depreciation) on:
Investments and foreign currency translations	(3,810,081)	(1,854,488)
Written options	529,615	–
Net Realized and Unrealized Loss on Investments, Written Options and Foreign Currency Translations	(1,897,444)	(3,711,659)

Net Decrease in Net Assets Resulting From Operations	$(1,805,738)	$(3,777,368)

See Notes to Financial Statements

26	www.tilsonmutualfunds.com

Tilson Mutual Funds	Statements of Changes in Net Assets

	Tilson Dividend Fund		Tilson Focus Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

Operations:
Net investment income (loss)	$91,706	$13,415	$(65,709)	$71,813
Net realized gain (loss) from investments, written options and foreign currency transactions	1,383,022	1,240,198	(1,857,171)	2,959,870
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	(3,280,466)	2,087,627	(1,854,488)	667,232
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,805,738)	3,341,240	(3,777,368)	3,698,915

Distributions to Shareholders: (note 5)
Net investment income	(240,254)	–	–	–
Net realized gains on investments	(409,715)	–	–	–
Return of Capital	–	–	–	(63,556)
Decrease in Net Assets Resulting from Distributions	(649,969)	–	–	(63,556)

Capital Share Transactions:
Shares sold	77,413,388	24,764,310	6,176,745	9,125,096
Redemption fees	392,786	21,051	68,449	20,341
Reinvested distributions	606,477	–	–	59,777
Shares repurchased	(31,078,588)	(2,310,628)	(7,979,028)	(3,236,927)
Increase (Decrease) from Capital Share Transactions	47,334,063	22,474,733	(1,733,834)	5,968,287
Net Increase (Decrease) in Net Assets	44,878,356	25,815,973	(5,511,202)	9,603,646

Net Assets:
Beginning of year	34,461,860	8,645,887	20,981,964	11,378,318
End of year	$79,340,216	$34,461,860	$15,470,762	$20,981,964

Accumulated Net Investment (Loss) Income	$(160,567)	$–	$–	$–

Share Information:
Shares sold	5,675,787	2,033,486	517,376	809,513
Reinvested distributions	45,600	–	–	6,026
Shares repurchased	(2,346,071)	(199,158)	(711,319)	(292,644)
Net Increase (Decrease) in Capital Shares	3,375,316	1,834,328	(193,943)	522,895
Shares Outstanding, Beginning of Year	2,665,127	830,799	1,788,679	1,265,784
Shares Outstanding, End of Year	6,040,443	2,665,127	1,594,736	1,788,679

See Notes to Financial Statements

Annual Report | October 31, 2011	27

Tilson Dividend Fund	Financial Highlights

For a share outstanding during each of the fiscal years ended presented.

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Net Asset Value, Beginning of Year	$12.93	$10.41	$7.64	$12.65	$12.61
Income from Investment Operations:
Net investment income (loss)	0.05 (a)	0.00 (b)	0.05	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.26 (a)	2.50	2.78	(3.19)	1.00
Total from Investment Operations	0.31	2.50	2.83	(3.23)	0.99

Less Distributions:
From net investment income	(0.07)	–	(0.07)	–	(0.02)
From net realized gains on investments	(0.11)	–	–	(1.79)	(0.94)
Total Distributions	(0.18)	–	(0.07)	(1.79)	(0.96)

Paid in Capital:
Paid in capital (from redemption fees)	0.07	0.02	0.01	0.01	0.01
Total paid in capital	0.07	0.02	0.01	0.01	0.01

Net Asset Value, End of Year	$13.13	$12.93	$10.41	$7.64	$12.65

Total Return(c)	2.93%	24.21%	37.51%	(28.50%)	8.42%

Net Asset Value, End of Year (in thousands)	$79,340	$34,462	$8,646	$5,706	$9,343

Average Net Assets for the Year (in thousands)	$72,885	$15,616	$6,700	$7,263	$8,433

Ratio of Gross Expenses to Average Net Assets(d)	2.05%	2.78%	4.08%	3.87%	3.53%
Ratio of Net Expenses to Average Net Assets(d)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	0.09%	0.59%	(0.43%)	0.02%

Portfolio Turnover Rate	110%	89%	164%	159%	124%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.

28	www.tilsonmutualfunds.com

Tilson Focus Fund	Financial Highlights

For a share outstanding during each of the fiscal years ended presented.

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Net Asset Value, Beginning of Year	$11.73	$8.99	$7.19	$13.09	$12.61
Income from Investment Operations:
Net investment income (loss)	(0.04)	0.05	0.00 (a)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.03)	2.73	1.85	(4.95)	0.70
Total from Investment Operations	(2.07)	2.78	1.85	(4.99)	0.62

Less Distributions:
From net realized gains on investments	–	–	–	(0.93)	(0.16)
From tax return of capital	–	(0.05)	(0.05)	–	–
Total Distributions	–	(0.05)	(0.05)	(0.93)	(0.16)

Paid in Capital:
Paid in capital (from redemption fees)	0.04	0.01	0.00 (a)	0.02	0.02
Total paid in capital	0.04	0.01	0.00 (a)	0.02	0.02

Net Asset Value, End of Year	$9.70	$11.73	$8.99	$7.19	$13.09

Total Return(b)	(17.31%)	31.13%	26.23%	(40.23%)	5.07%

Net Asset Value, End of Year (in thousands)	$15,471	$20,982	$11,378	$10,010	$24,095

Average Net Assets for the Year (in thousands)	$21,319	$16,115	$8,910	$15,830	$20,018

Ratio of Gross Expenses to Average Net Assets(c)	2.40%	3.13%	3.68%	2.23%	2.53%
Ratio of Net Expenses to Average Net Assets(c)	1.67%	2.29%	2.07%	1.47%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31%)	0.45%	0.02%	(0.37%)	(0.70%)

Portfolio Turnover Rate	130%	140%	168%	151%	172%

(a)	Actual amount is less than $0.01 per share.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.

Annual Report | October 31, 2011	29

Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

1. ORGANIZATION

The Tilson Dividend Fund and the Tilson Focus Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Level 3 –
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended October 31, 2011, there have been no significant changes to the Funds’ fair value methodologies.  Additionally, during the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of October 31, 2011:

Tilson Dividend Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Common Stocks:
Consumer Discretionary	$9,635,587	$–	$–	$9,635,587
Energy	2,293,900	–	–	2,293,900
Financials	18,240,409	–	–	18,240,409
Health Care	5,621,171	–	–	5,621,171
Industrials	3,690,750	–	–	3,690,750
Information Technology	30,283,056	–	–	30,283,056
Materials	221,900	–	–	221,900
Telecommunication Services	2,070,000	–	–	2,070,000
Utilities	1,494,000	–	–	1,494,000
Closed-End Funds	650,877	–	–	650,877
Exchange-Traded Funds	1,176,600	–	–	1,176,600
Purchased Options	–	30,800	–	30,800
Short Term Investments	3,291,705	–	–	3,291,705
Total	$78,669,955	$30,800	$–	$78,700,755
Other Financial Instruments
Liabilities
Written Options	$–	$(1,096,544)	$–	$(1,096,544)
Total	$–	$(1,096,544)	$–	$(1,096,544)

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Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Tilson Focus Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Common Stocks:
Consumer Discretionary	$3,212,593	$22,480	$–	$3,235,073
Consumer Staples	433,559	–	–	433,559
Energy	5,876	–	–	5,876
Financials	4,976,824	6,371	–	4,983,195
Health Care	1,193	–	–	1,193
Industrials	55	–	–	55
Information Technology	2,576,919	–	–	2,576,919
Materials	4,001	–	–	4,001
Telecommunication Services	92,093	–	–	92,093
Closed-End Funds	1,708	–	–	1,708
Preferred Stocks	46,226	–	–	46,226
Rights and Warrants	1,493,629	107,444	–	1,601,073
Purchased Options	–	2,319,559	–	2,319,559
Short Term Investments	175,790	–	–	175,790
Total	$13,020,466	$2,455,854	$–	$15,476,320

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fund	Description	Private Mortgage Backed Security
Focus Fund	Balance, beginning of year	$311,031
	Accrued discounts	5,037
	Realized gains	1,381
	Change in unrealized appreciation (depreciation)	(9,951)
	Net sales	(307,498)
	Balance, end of year	$–

Derivative Financial Instruments
The following discloses the Funds’ use of derivative instruments.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while  the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

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Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Option Writing/Purchasing
The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Written option activity for the year ended October 31, 2011 was as follows:

Dividend Fund Option Contracts Written for year ended October 31, 2011	Contracts	Premiums Received
Options Outstanding, Beginning of Year	2,053	$339,720
Options written	16,192	4,619,527
Options closed	(10,868)	(3,309,403)
Options exercised	(1,377)	(217,001)
Options expired	(1,414)	(89,607)
Option Outstanding, End of Year	4,586	$1,343,236

Warrants
The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

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Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Balance Sheet – Fair Value of Derivative Instruments as of October 31, 2011(a):

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Dividend Fund
Equity Contracts (Purchased Options)	Investments, at Value	$30,800
Equity Contracts (Written Options)	Investments, at Value	-	Call options written, at Value	$1,096,544
		$30,800		$1,096,544

Focus Fund
Equity Contracts (Rights and Warrants)	Investments, at Value	$1,601,073
Equity Contracts (Purchased Options)	Investments, at Value	2,263,790
Currency Contracts (Purchased Options)	Investments, at Value	55,769
		$3,920,632

(a)	For open derivative instruments as of October 31, 2011, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2011:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income
Dividend Fund
Equity Contracts (Purchased Options)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	$(84,948)	$(67,927)
Equity Contracts (Written Options)	Net realized gain (loss) from: Written Options/Change in unrealized appreciation (depreciation) on: Written Options	(1,263,982)	529,615
		$(1,348,930)	$461,688

Focus Fund
Equity Contracts (Rights and Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	$(20,134)	$(1,288,371)
Equity Contracts (Purchased Options)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	(1,517,142)	279,744
Currency Contracts (Purchased Options)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	0	(58,372)
		$(1,537,276)	$(1,066,999)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership. The Funds do not hold any investments in affiliated companies as of October 31, 2011.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Funds bear expenses incurred specifically on each Funds respective behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Funds charge a redemption fee of 2.00% on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the year ending October 31, 2011 were $392,786  and $68,449 for the Dividend Fund and Focus Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

3. TRANSACTIONS WITH AFFILIATES

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year. There can be no assurance the Expense Limitation Agreement will continue in the future. The expense limitation percentages for the year ending October 31, 2011 were 0.45% for each Fund. During the year, expenses were reimbursed in the amounts of $71,645 and $157,056, for the Dividend Fund and Focus Fund, respectively.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)
The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

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Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a variable advisory fee (“Variable Advisory Fee”). The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the measuring period (“Measuring Period”). While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45% of the average daily net assets. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). Prior to the recoupment of performance fees, the advisory fees totaled $319,790 for the year ending October 31, 2011. The performance fees recouped by the Fund for under-performance during the year ending October 31, 2011 were $60,674.

Administrator
Effective September 30, 2011, ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $215,000.  The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.

Prior to September 30, 2011, each of the Funds paid a monthly administration fee to The Nottingham Company (the “Previous Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month per Fund. The Previous Administrator also received a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of the previous fees are provided in the schedule below.

					Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Administration Fees (1)		Custody fees (1)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
Both Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%

(1)	Minimum monthly fees of $2,000 and $400 for previous Administration and Custody fees, respectively.

Compliance Services
Effective September 30, 2011, ALPS provides services as Fund Chief Compliance Officer Assurance Representations and Review. ALPS, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act.  ALPS is compensated under the Administration Agreement.

Prior to September 30, 2011, The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provided services which assisted the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission. It received compensation for this service at an annual rate of $7,750 per Fund.

Transfer Agent
Effective September 30, 2011, ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Trust for certain out-of-pocket expenses.

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Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Prior to September 30, 2011, Nottingham Shareholder Services, LLC (“Previous Transfer Agent”) served as transfer, dividend paying, and shareholder servicing agent for the Funds. The Previous Transfer Agent received compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per Fund.

Distributor
Effective September 30, 2011, ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributors.  The Distributor acts as an agent for the Funds and the distributor of their shares.

Prior to September 30, 2011, Capital Investment Group, Inc. (the “Previous Distributor”) served as the Funds’ principal underwriter and distributor. The Previous Transfer Agent received $2,500 per year from each Fund paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the year ended October 31, 2011. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Dividend Fund	$ 116,309,038	$ 68,015,801
Focus Fund	$ 23,618,975	$ 25,614,453

There were no purchases of long-term U.S. Government Obligations for either Fund during the year October 31, 2011.

5. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2008, 2009, 2010 and 2011 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations. As of and during the year ending October 31, 2011, the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses, paydown gains/(losses) and foreign currency translations.  For the fiscal year ended October 31, 2011, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss on Investments
Dividend Fund	$-	$(12,019)	$12,019
Focus Fund	$(100,606)	$65,709	$34,897

Distributions during the fiscal year ended were characterized for tax purposes as follows:

		Distributions from
Fund	For the fiscal year ended	Return of Capital	Ordinary Income	Long-Term Capital Gains
Dividend Fund	10/31/2011	$-	$240,254	$409,715
	10/31/2010	-	-	-
Focus Fund	10/31/2011	-	-	-
	10/31/2010	$63,556	-	-

As of October 31, 2011, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Annual Report | October 31, 2011	37

Tilson Mutual Funds	Notes to Financial Statements

October 31, 2011

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Dividend Fund	80,202,265	$3,390,789	$(4,892,299)	$(1,501,510)
Focus Fund	17,203,209	$1,818,175	$(3,545,064)	$(1,726,889)

At October 31, 2011, components of distributable earnings were as follows:

	Dividend Fund	Focus Fund
Accumulated capital loss Carryforwards	$-	$(3,203,644)
Undistributed ordinary income	1,123,882	-
Net unrealized appreciation/ (depreciation) of F/X and Options	246,732	-
Net unrealized appreciation/(depreciation) on investments	(1,501,510)	(1,726,889)
Accumulated Capital Gains/(Losses)	843,144	-
Total distributable earnings	$712,248	$(4,930,533)

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, the mark to market of passive foreign investment companies, and the deferral of straddle losses.  Accumulated capital losses noted above represent net capital loss carryovers as of October 31, 2011 that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.  The capital loss carryforward for the Focus Fund is $1,360,235 and is set to expire October 31, 2017 and $1,843,409 and is set to expire October 31, 2019.  There is no capital loss carryforward for the Dividend Fund.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

38	www.tilsonmutualfunds.com

Tilson Mutual Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Tilson Investment Trust
and the Shareholders of Tilson Dividend Fund
and Tilson Focus Fund

We have audited the accompanying statements of assets and liabilities of the Tilson Dividend Fund and the Tilson Focus Fund, each a series of shares of beneficial interest of Tilson Investment Trust, including the schedules of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tilson Dividend Fund and the Tilson Focus Fund as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 22, 2011

Annual Report | October 31, 2011	39

Tilson Mutual Funds	Additional Information

October 31, 2011 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-888-4TILSON (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. TAX INFORMATION

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ended, October 31, 2011.

During the fiscal year, the Tilson Dividend Fund paid $409,715 of long term capital gain dividends and no return of capital dividends.

During the fiscal year, the Tilson Focus Fund did not pay any long term capital gain dividends or any return of capital dividends.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

4. INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Funds and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Funds is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-484-5766. The address of each Trustee and officer, unless otherwise indicated below, is 1290 Broadway Suite 1100, Denver, CO 80203. The Independent Trustees received aggregate compensation of $5,400 during the fiscal year ended October 31, 2011 from each Fund for their services to the Funds and Trust. The Interested Trustee and Officers did not receive compensation from the Funds for their services to the Funds and Trust.

40	www.tilsonmutualfunds.com

Tilson Mutual Funds	Additional Information

October 31, 2011 (Unaudited)

INDPENDENT TRUSTEES

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jack E. Brinson, 79	Trustee and Chairman	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its two series, Brown Capital Management Mutual Funds for its three series, and Starboard Investment Trust for its six series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

James H. Speed, Jr., 58	Trustee	Since 3/2009	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	2
Independent Trustee of Hillman Capital Management Investment Trust for its two series, Brown Capital Management Mutual Funds for its three series, and Starboard Investment Trust for its six series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Annual Report | October 31, 2011	41

Tilson Mutual Funds	Additional Information

October 31, 2011 (Unaudited)

INTERESTED TRUSTEE

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Whitney R. Tilson, 45**	Trustee, President (Principal Executive Officer)	Since 12/2004	Founder and Managing Partner, T2 Partners Management LP (formerly Tilson Capital Partners LLC) and various affiliated entities since 1998.	2	n/a

OTHER OFFICERS

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Glenn H. Tongue, 52 c/o T2 Partners Management LP 767 5th Ave. New York, NY 10153	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Since 12/2004	Fund Manager, T2 Partners Management LP since 2004; previously, Investment Banker, UBS (investment banking firm) from 2002 to 2003; Executive, DLJdirect (on-line brokerage firm).	n/a	n/a
Erin Douglas, 34	Secretary	Since 09/2011
Ms. Douglas joined ALPS in 2003 and is currently Vice-President and Senior Associate Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and FTAM Distributors, Inc. Ms. Douglas is also currently Secretary of the Clough Global Allocation Fund, the Clough Global Equity Fund, and the Clough Global Opportunities Fund.
				n/a	n/a
Kimberly Storms, 39	Assistant Treasurer	Since 09/2011
Ms. Storms joined ALPS in 1998 and is currently Senior Vice President and Director of Fund Administration, ALPS Fund Services, Inc. (2004-Present). Ms. Storms is also currently Treasurer of the ALPS ETF Trust and BPV Family of Funds, Chief Financial Officer of the Arbitrage Funds, Assistant Secretary of the Ameristock Mutual Fund, Inc. and Financial Investors Trust, and Assistant Treasurer of the Liberty All-Star Equity Fund and the Liberty All-Star Growth Fund, Inc.
				n/a	n/a

*	The address of each Trustee and officer, unless otherwise indicated above, is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver CO 80203.

**	Mr. Tilson is an Interested Trustee because he is a Managing Member of T2 Partners Management LP, the investment advisor of the Funds.

42	www.tilsonmutualfunds.com

Page Intentionally Left Blank

Item 2.  Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)(1)    A copy of the code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item:  James H. Speed, Jr.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees - Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the Registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2011	2010
Tilson Focus Fund	$11,500	$11,500
Tilson Dividend Fund	$11,500	$11,500

(b)        Audit-Related Fees - There were no additional fees billed in the fiscal years ended October 31, 2010 and October 31, 2011 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)        Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2011	2010
Tilson Focus Fund	$2,500	$2,000
Tilson Dividend Fund	$2,500	$2,000

(d)        All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)    The Registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)    No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        Non-Audit Fees - Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2010 and October 31, 2011 were $4,000 and $4,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)        Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Registrant's code of ethics as described in Item 2 hereof is attached hereto as Exhibit 12(a)(2).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)
A certification of the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Tilson Investment Trust

By	/s/ Whitney R. Tilson
Whitney R. Tilson President (Principal Executive Officer)

Date	January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Whitney R. Tilson
Whitney R. Tilson President (Principal Executive Officer)

Date	January 6, 2012

By	/s/ Glen H. Tongue
Glen H. Tongue Vice President and Treasurer (Principal Financial Officer)

Date	January 6, 2012